UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2016

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CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-52883	20-4456503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, Suite 113 St. Augustine, FL	32095
(Address of Principal Executive Offices)	(Zip Code)

(904) 824-3133

(Registrant’s telephone number, including area code)

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2016, Brian Pappas resigned as a director of Creative Learning Corporation (the “Company”) effective immediately. In his letter of resignation (the “Resignation Letter”) and again in a follow-up email the next day, Mr. Pappas stated that he had serious concerns regarding the operations, policies and practices of the Company. In his resignation letter and again in the follow-up email, Mr. Pappas listed certain reasons for resigning. In addition, Mr. Pappas alleges that the Company’s actions since July 22, 2015 have made it impossible for him to fulfill his obligations as a director. The foregoing description of the Resignation Letter and follow-up email is qualified in its entirety by reference to the full text of such letter and email, which are attached to this Current Report on Form 8-K as Exhibits 17.1 and 17.2.

As to Mr. Pappas' stated concerns, several of which are factually inaccurate, the Company is satisfied that it has acted in the best interests of the shareholders. Contrary to Mr. Pappas' claims: Rod Whiton has not been "promoted to CEO" [Rod Whiton does remain interim CEO], the FranVentures agreement was not "wrongfully terminated", the Company has not "ignored all of [Mr. Pappas'] requests for information", there has never been a decision to "reduce franchise sales", the state of Maryland has not suspended the company from selling franchises, and the Commonwealth of Virginia has not suspended CLC from selling Bricks4Kidz franchises. Also Mr. Pappas participated in board consideration of several of the decisions he references and did not oppose them, i.e., "the hiring of Rod Whiton as Interim CEO," and "the promotion of Michelle Cote from Curriculum Director to President". As to the "divestiture of Challenge Island," Mr. Pappas received due notice of the agenda and board meeting at which this decision was made and chose not to attend either in person or by proxy.

The Company has provided Mr. Pappas with a copy of this Current Report on Form 8-K, and has advised him of his opportunity to furnish the Company as promptly as possible with a letter stating whether he agrees with the statements made in this Current Report on Form 8-K, and, if not, stating the respects in which he does not agree. The Company will file any letter received from Mr. Pappas as an exhibit by an amendment to this Current Report on Form 8-K as and to the extent required by Item 5.02(a)(3) of Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1	Resignation Letter of Brian Pappas, dated January 23, 2016.
17.2	Email from Brian Pappas, dated January 24, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 27, 2016
CREATIVE LEARNING CORPORATION

	By:	/s/ Rod Whiton
Name: Rod Whiton
Title: Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

17.1	Resignation Letter of Brian Pappas, dated January 23, 2016.
17.2	Email from Brian Pappas, dated January 24, 2016.